1996 PREVIEW ISSUE
                             MUTUAL FUNDS MAGAZINE
December 1995

TOP TEN FUNDS FOR 1996

     Our selections of the top funds for 1996 are based on two sources: interviews with leading mutual fund experts across the country, culled from our own pages. Over the last twelve months, MUTUAL FUNDS has presented a number of money-making systems and performance rankings, all designed to help weed out the worst performers and identify the best. So, pop the corks. Here they are...

UNDISCOVERED
Bonnel Growth

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     UNITED SERVICES ACCOLADE BONNEL GROWTH  (800-426-6635) was one of our first
"Undiscovered   Funds"(SEE  "No  Risk,  No  Reward,  "April  1995).  Despite  an
impressive 42% gain since October 1994 inception, this little gem remains undiscovered by the investment community, and has only $27 million of assets.

     One table-pounding shareholders is Tony Sagami, who edits Donoghue OnLine and Donoghue Wealth Strategies and manages private accounts for Ashland, Massachusetts-based W.D. Donoghue & Co. "It's out standing," says Sagami. "Portfolio manager Art Bonnel amassed an impressive track record at MIM Stock Appreciation and he hasn't lost a beat since he's taken over Bonnel Growth."

     Bonnel is unusual in that he analyzes companies from both a "bottom-up"and "top-down" perspective. He starts by screening more than 9,000 companies, looking for those that are financially strong and that are growing earnings rapidly on a quarterly basis. He also likes to see a high degree of ownership among a firm's officer and directors. He then subjects candidates to a bit of technical analysis, examining charts of a stock's price and trading volume.

     This process has led Bonnel to technology stocks, which account for about 60% of the portfolio. Bonnel Growth's below-average 6.6 Safety Rating (the average stock fund's is 7.2) reflects the tech sector's high degree of volatility.

     "If technology continues to run, this fund will be among the top performers in 1996," Sagami predicts. And if the tech sector cools? "If the earnings momentum investment style goes out of favor, this fund could probably go out of favor pretty rapidly, too," warns Natalie Andrus, an analyst at fund rating service Morningstar.

     That's why Sagami says investors should buy the fund with the intent of holding it beyond 1996. Sagami likes the fund's long-term prospects so much that he has "every penny" of his children's college funds in the portfolio. How long before his kids go to college? "Fourteen years at the earliest," he replies,"so we've certainly got time on our side. The other fund I transferred from had my kids on track to attend a community college. Bonnel has me back on the Stanford track."

(Linear chart created by MUTUAL FUNDS magazine showing United Services Accolade Bonnel Growth performance for 1995)

     Total return inception (10/17/94) through 11/30/95 was 42.09%. Total return for the one-year period ended 12/31/95 was 45.22%. Total return since inception through 12/31/95 was 37.65%. Past performance does not guarantee future results. Investment return and principal value will fluctuate. You may have a gain or loss when you sell shares. For more complete information, including charges and expenses, call 1-800-4-BONNEL. Please read the prospectus carefully before investing.

34 MUTUAL FUND. DECEMBER 1995

Reprinted through the courtesy of the Editors of MUTUAL FUNDS MAGAZINE 1996 Institute for Econometric Research, INC. 800-442- 9000